                             LETTER OF TRANSMITTAL



                                 REVLON, INC.


             OFFERS TO EXCHANGE CLASS A COMMON STOCK OF REVLON, INC.
                       OR CASH FOR ANY AND ALL OUTSTANDING
               8 1/8% SENIOR NOTES DUE 2006 (CUSIP NO. 761519AK3)
               9% SENIOR NOTES DUE 2006 (CUSIP NO. 761519AQO) AND
         8 5/8% SENIOR SUBORDINATED NOTES DUE 2008 (CUSIP NO. 761519AN7
                            AND CUSIP NO. U8000EAB5)
                                    ISSUED BY
                      REVLON CONSUMER PRODUCTS CORPORATION
                                AND GUARANTEED BY
                                  REVLON, INC.


--------------------------------------------------------------------------------
 THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 19,
      2004, UNLESS EXTENDED OR EARLIER TERMINATED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                             The Exchange Agent is:




                         U.S. Bank National Association


                        By Regular or Certified Mail and
                         by Hand, or Overnight Courier:


                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                    Attention: Specialized Finance Department


                          By Facsimile: (651) 495-8158
                     (Eligible Guarantor Institutions Only)


                             To Confirm by Telephone
                     or for Information Call: (800) 934-6802



THE INSTRUCTIONS IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND USING THE BOOK-ENTRY TRANSFER PROCEDURES.

     By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the offering circular, dated February 20, 2004 (the "Offering Circular"), of Revlon, Inc. ("Revlon") and this Letter of Transmittal. This Letter of Transmittal relates to the offer by Revlon, upon the terms and subject to the conditions set forth in the Offering Circular and this related Letter of Transmittal, to exchange (the "Exchange Offers"):

     o each $1,000 principal amount of outstanding 8 1/8% Senior Notes due 2006 (the "8 1/8% Senior Notes") issued by Revlon Consumer Products Corporation, a Delaware corporation and a wholly owned subsidiary of Revlon ("Products Corporation"), and guaranteed by Revlon, for:

         o 400 shares of Class A common stock of Revlon, par value $0.01 per share ("Revlon Class A common stock"), or

         o     $830 in cash;

     o each $1,000 principal amount of outstanding 9% Senior Notes due 2006 (the "9% Senior Notes" and, together with the 8 1/8% Senior Notes, the "Senior Notes") issued by Products Corporation and guaranteed by Revlon for:

         o     400 shares of Revlon Class A common stock; or

         o     $800 in cash;

     o each $1,000 principal amount of outstanding 8 5/8% Senior Subordinated Notes due 2008 (the "8 5/8% Senior Subordinated Notes" and, together with the Senior Notes, the "Exchange Notes") issued by Products Corporation and guaranteed by Revlon for:

         o     300 shares of Revlon Class A common stock; or

         o     $620 in cash.

The shares of Revlon Class A common stock offered in exchange for the principal amount of Exchange Notes are referred to as the "Stock Consideration." The cash amounts offered in exchange for the principal amount of the Exchange Notes are referred to as the "Cash Consideration"; provided that the maximum aggregate principal amount of Exchange Notes that may receive the Cash Consideration in the Exchange Offers is $150 million, which amount will be reduced by the aggregate principal amount of Additional Tendered Notes (as defined in the Offering Circular) validly tendered in the Exchange Offers and exchanged for the Stock Consideration (the "Maximum Cash Tender") and, to the extent that the aggregate principal amount of Exchange Notes tendered for the Cash Consideration exceeds the Maximum Cash Tender, Revlon will apportion the Cash Consideration pro rata as more fully described in the Offering Circular.

     Each tendering holder of Exchange Notes ("Noteholder") will also receive accrued and unpaid interest due on the validly tendered Exchange Notes up to, but not including, the date of the consummation of the Exchange Offers, which will be paid in Revlon Class A Common Stock or cash, at the option of the tendering Noteholder, without regard to whether such Noteholder has elected to receive the Stock Consideration or the Cash Consideration in exchange for the principal amount of their tendered Exchange Notes. If you elect to receive such interest payment in additional shares of Revlon Class A common stock, you will receive shares of Revlon Class A common stock at a set ratio of 400 shares of Revlon Class A common stock per $1,000 of accrued interest with respect to the amount of outstanding Exchange Notes tendered by you, regardless of the series of Exchange Notes that you exchange.

     Subject to the terms and conditions of the Exchange Offers, Revlon will issue the Stock Consideration or the Cash Consideration (the "Exchange Consideration") in exchange for all outstanding 8 1/8% Senior Notes, 9% Senior Notes and 8 5/8% Senior Subordinated Notes that are properly tendered. Revlon will not issue fractional shares of Revlon Class A common stock in the Exchange Offers. Rather, any fractional share to which you would otherwise be entitled to as consideration for your Exchange Notes will be rounded down to the nearest whole number of shares. If you receive payment for accrued and unpaid interest due on your Exchange Notes in additional shares of Revlon Class A common stock, we will not issue fractional shares of Revlon Class A common stock and no cash will be paid in lieu thereof.

     Those Noteholders that tender their Exchange Notes in the Exchange Offers must do so in accordance with the terms set forth in the Offering Circular and this Letter of Transmittal. Each of the 8 1/8% Senior Notes Exchange Offer, the 9% Senior Notes Exchange Offer and the 8 5/8% Senior Subordinated Notes Exchange Offer is independent of the other Exchange Offers and none of the Exchange Offers are conditioned upon the exchange of a minimum aggregate principal amount of Exchange Notes. Notwithstanding any other provision of the Exchange Offers, or any extension of any of the Exchange Offers, Revlon shall not be required to accept for exchange any Exchange Notes, pay the Exchange Consideration or make any payment for Exchange Notes or accrued interest thereon, and Revlon may terminate or amend any of the Exchange Offers, in its sole and absolute discretion, which may be for any or no reason. The Exchange Offers are open to all Noteholders, and are subject to customary conditions. Subject to applicable securities laws and the terms and conditions set forth in the Offering Circular, Revlon reserves the right to waive any and all conditions to the Exchange Offers.

     If you decide to tender your Exchange Notes, and Revlon accepts the Exchange Notes, this will constitute a binding agreement between you and Revlon, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. Unless you comply with the procedures described in the section of the Offering Circular titled "The Exchange Offers -- Guaranteed Delivery Procedure," you must do the following prior to the expiration of your Exchange Offer to participate in your Exchange Offer:

     o send a properly completed and duly executed Letter of Transmittal, with any requested signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal and all other documents required by this Letter of Transmittal to the exchange agent at the address listed on the front cover of this Letter of Transmittal; and

     o tender your Exchange Notes by using the book-entry transfer procedures described in the section of the Offering Circular titled "The Exchange Offers -- Procedures for Tendering Exchange Notes in the Exchange Offers" and "The Exchange Offers -- Book-Entry Transfer."

In order for a book-entry transfer to constitute a valid tender of your Exchange Notes in your Exchange Offer, the exchange agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Exchange Notes into the exchange agent's account at The Depository Trust Company prior to the expiration of your Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the exchange agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

     DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If you are a holder of Exchange Notes and wish to tender your Exchange Notes in your Exchange Offer, but (1) time will not permit the certificates or other required documents to reach the exchange agent before the expiration of your Exchange Offer, or (2) the procedure for book-entry transfer cannot be completed before the expiration of your Exchange Offer, you may tender the Exchange Notes by following the procedures described in the section of the Offering Circular entitled "Exchange Offers -- Guaranteed Delivery Procedure" and the accompanying insert entitled "Notice of Guaranteed Delivery."

     Only registered Noteholders -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Exchange Notes -- are entitled to tender their Exchange Notes for exchange in the Exchange Offers. If you are a beneficial owner whose Exchange Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Exchange Notes in your Exchange Offer, you should promptly contact the person in whose name the Exchange Notes are registered and instruct that person to tender on your behalf. If you wish to tender in your Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates representing your Exchange Notes, you must either make appropriate arrangements to register ownership of the Exchange Notes in your name or obtain a properly completed bond power from the person in whose name the Exchange Notes are registered.

     In order to properly complete this Letter of Transmittal, you must: (1) complete the box titled "Description of 8 1/8% Senior Notes Tendered," the box titled "Description of 9% Senior Notes Tendered," or the box titled "Description of 8 5/8% Senior Subordinated Notes Tendered," as applicable, (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes titled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box titled "Sign Here" and (4) complete the box titled "Substitute Form W-9." Please deliver this Letter of Transmittal to the exchange agent by the Expiration Date. By tendering using the book-entry procedures described in the Offering Circular, you will have tendered your Exchange Notes for exchange on the terms and conditions described in this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

Tenders of Exchange Notes must be in a minimum principal amount of $1,000.

                              LETTER OF TRANSMITTAL


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


              BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                               8 1/8% SENIOR NOTES


----------------------------------------------------------------------------------------------------
                           DESCRIPTION OF 8 1/8% SENIOR NOTES TENDERED
----------------------------------------------------------------------------------------------------
    NAME AND ADDRESS OF REGISTERED HOLDER              1                  2                3
----------------------------------------------------------------------------------------------------
                                                                      AGGREGATE
                                                                      PRINCIPAL
                                                                       AMOUNT          PRINCIPAL
                                                  CERTIFICATE         OF 8 1/8%         AMOUNT
                                                   NUMBER(S)*       SENIOR NOTES      TENDERED**
                                              ------------------------------------------------------

                                              ------------------------------------------------------

                                              ------------------------------------------------------
                                              TOTAL:
----------------------------------------------------------------------------------------------------
*    Need not be completed by Noteholders who tender by book-entry transfer.

**   8 1/8% Senior Notes tendered by this Letter of Transmittal must be in a minimum principal amount of $1,000. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the 8 1/8% Senior Notes represented by the certificate(s) listed in column 1.
     See Instruction 4.
----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SELECT THE TYPE OF CONSIDERATION YOU DESIRE TO RECEIVE:

in exchange for your validly tendered 8 1/8% Senior Notes (please check one):

[ ]  Cash Consideration

[ ]  Stock Consideration

(IF YOU DO NOT ELECT TO RECEIVE EITHER THE CASH CONSIDERATION OR THE STOCK CONSIDERATION, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE STOCK CONSIDERATION IN EXCHANGE FOR YOUR 8 1/8% SENIOR NOTES.)

for any accrued and unpaid interest due on the 8 1/8% Senior Notes (please check one):

[ ]  Cash

[ ]  Additional shares of Revlon Class A common stock

(IF YOU DO NOT ELECT TO RECEIVE EITHER CASH OR REVLON CLASS A COMMON STOCK AS PAYMENT FOR THE ACCRUED AND UNPAID INTEREST DUE ON YOUR 8 1/8% SENIOR NOTES, IF ANY, YOU WILL BE DEEMED TO HAVE CHOSEN PAYMENT IN ADDITIONAL SHARES OF REVLON CLASS A COMMON STOCK.)

[ ] Check here if you have selected the Cash Consideration and in the event of proration, you wish to have returned to you any portion of the Exchange Notes not exchanged for the Cash Consideration rather than automatically receiving additional shares of Revlon Class A common stock for such Exchange Notes.

(IF YOU DO NOT CHECK THIS BOX YOU WILL RECEIVE THE STOCK CONSIDERATION FOR ANY PORTION OF THE 8 1/8% SENIOR NOTES NOT EXCHANGED FOR THE CASH CONSIDERATION AS A RESULT OF PRORATION.)
--------------------------------------------------------------------------------

                     BOXES BELOW TO BE CHECKED AS APPLICABLE

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if 8 1/8% Senior Notes not tendered or exchanged or the Exchange Consideration is to be issued in the name of someone other than the registered holder of the 8 1/8% Senior Notes whose name(s) appear(s) below.

[ ]  Exchange Consideration to:

[ ]  8 1/8% Senior Notes to:

Name

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (ZIP CODE)
Telephone Number (   )


--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                              (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if 8 1/8% Senior Notes not tendered or exchanged or the Exchange Consideration are to be delivered to someone other than the registered holder of the 8 1/8% Senior Notes whose name(s) appear(s) below or to the registered holder at an address other than that shown below.

[ ]  Exchange Consideration to:

[ ]  8 1/8% Senior Notes to:

Name


--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (ZIP CODE)
Telephone Number (   )


--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                               (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED 8 1/8% SENIOR NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s)____________________________________________

     Window Ticket Number (if any)______________________________________________

     Date of Execution of Notice of Guaranteed Delivery_________________________

     Name of Institution which Guaranteed Delivery______________________________

     If delivered by book-entry transfer, complete the following:

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________

--------------------------------------------------------------------------------

                              LETTER OF TRANSMITTAL


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


              BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                                 9% SENIOR NOTES


------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF 9% SENIOR NOTES TENDERED
------------------------------------------------------------------------------------------------------------
  NAME AND ADDRESS OF REGISTERED HOLDER                              1               2              3
------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE
                                                                                  PRINCIPAL
                                                                                   AMOUNT       PRINCIPAL
                                                              CERTIFICATE           OF 9%         AMOUNT
                                                               NUMBER(S)*        SENIOR NOTES   TENDERED**
------------------------------------------------------------------------------------------------------------

                                                          --------------------------------------------------

                                                          --------------------------------------------------

                                                          --------------------------------------------------
                                                          TOTAL:
------------------------------------------------------------------------------------------------------------
*    Need not be completed by Noteholders who tender by book-entry transfer.

**   9% Senior Notes tendered by this Letter of Transmittal must be in a minimum principal amount of $1,000.
     Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the 9% Senior
     Notes represented by the certificate(s) listed in column 1. See Instruction 4.
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECT THE TYPE OF CONSIDERATION YOU DESIRE TO RECEIVE:

in exchange for your validly tendered 9% Senior Notes (please check one):

[ ]  Cash Consideration

[ ]  Stock Consideration

(IF YOU DO NOT ELECT TO RECEIVE EITHER THE CASH CONSIDERATION OR THE STOCK CONSIDERATION, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE STOCK CONSIDERATION IN EXCHANGE FOR YOUR 9% SENIOR NOTES.)

for any accrued and unpaid interest due on the 9% Senior Notes (please check one):

[ ]  Cash

[ ]  Additional shares of Revlon Class A common stock

(IF YOU DO NOT ELECT TO RECEIVE EITHER CASH OR REVLON CLASS A COMMON STOCK AS PAYMENT FOR THE ACCRUED AND UNPAID INTEREST DUE ON YOUR 9% SENIOR NOTES, IF ANY, YOU WILL BE DEEMED TO HAVE CHOSEN PAYMENT IN ADDITIONAL SHARES OF REVLON CLASS A COMMON STOCK.)

[ ] Check here if you have selected the Cash Consideration and in the event of proration, you wish to have returned to you any portion of the Exchange Notes not exchanged for the Cash Consideration rather than automatically receiving additional shares of Revlon Class A common stock for such Exchange Notes.

(IF YOU DO NOT CHECK THIS BOX YOU WILL RECEIVE THE STOCK CONSIDERATION FOR ANY PORTION OF THE 9% SENIOR NOTES NOT EXCHANGED FOR THE CASH CONSIDERATION AS A RESULT OF PRORATION.)
--------------------------------------------------------------------------------

                     BOXES BELOW TO BE CHECKED AS APPLICABLE

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if 9% Senior Notes not tendered or exchanged or the Exchange Consideration is to be issued in the name of someone other than the registered holder of the 9% Senior Notes whose name(s) appear(s) below.

[ ]  Exchange Consideration to:

[ ]  9% Senior Notes to:


Name

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (ZIP CODE)

Telephone Number (   )

--------------------------------------------------------------------------------
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                               (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if 9% Senior Notes not tendered or exchanged or the Exchange Consideration are to be delivered to someone other than the registered holder of the 9% Senior Notes whose name(s) appear(s) below or to the registered holder at an address other than that shown below.

[ ]  Exchange Consideration to:

[ ]  9% Senior Notes to:

Name

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     (ZIP CODE)

Telephone Number (   )

--------------------------------------------------------------------------------
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                               (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED 9% SENIOR NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)____________________________________________

     Window Ticket Number (if any)______________________________________________

     Date of Execution of Notice of Guaranteed Delivery_________________________

     Name of Institution which Guaranteed Delivery______________________________

     If delivered by book-entry transfer, complete the following:

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________
-------------------------------------------------------------------------------

                              LETTER OF TRANSMITTAL


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

              BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                        8 5/8% SENIOR SUBORDINATED NOTES

-------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF 8 5/8% SENIOR SUBORDINATED NOTES TENDERED
-------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF REGISTERED HOLDER                      1                  2               3
-------------------------------------------------------------------------------------------------------
                                                                           AGGREGATE
                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                           OF 8 5/8%
                                                                            SENIOR         PRINCIPAL
                                                       CERTIFICATE        SUBORDINATED       AMOUNT
                                                       NUMBER(S)*            NOTES         TENDERED**
-------------------------------------------------------------------------------------------------------

                                                   ----------------------------------------------------

                                                   ----------------------------------------------------

                                                   ----------------------------------------------------
                                                   TOTAL:
-------------------------------------------------------------------------------------------------------
*    Need not be completed by Noteholders who tender by book-entry transfer.

**   8 5/8% Senior Subordinated Notes tendered by this Letter of Transmittal must be in a minimum principal amount of $1,000. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the 8 5/8% Senior Subordinated Notes represented by the certificate(s)
     listed in column 1. See Instruction 4.
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SELECT THE TYPE OF CONSIDERATION YOU DESIRE TO RECEIVE:

in exchange for your validly tendered 8 5/8% Senior Subordinated Notes (please check one):

[ ]  Cash Consideration

[ ]  Stock Consideration

(IF YOU DO NOT ELECT TO RECEIVE EITHER THE CASH CONSIDERATION OR THE STOCK CONSIDERATION, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE STOCK CONSIDERATION IN EXCHANGE FOR YOUR 8 5/8% SENIOR SUBORDINATED NOTES.)

for any accrued and unpaid interest due on the 8 5/8% Senior Subordinated Notes (please check one):

[ ]  Cash

[ ]  Additional shares of Revlon Class A common stock

(IF YOU DO NOT ELECT TO RECEIVE EITHER CASH OR REVLON CLASS A COMMON STOCK AS PAYMENT FOR THE ACCRUED AND UNPAID INTEREST DUE ON YOUR 8 5/8% SENIOR SUBORDINATED NOTES, IF ANY, YOU WILL BE DEEMED TO HAVE CHOSEN PAYMENT IN ADDITIONAL SHARES OF REVLON CLASS A COMMON STOCK.)

[ ] Check here if you have selected the Cash Consideration and in the event of proration, you wish to have returned to you any portion of the Exchange Notes not exchanged for the Cash Consideration rather than automatically receiving additional shares of Revlon Class A common stock for such Exchange Notes.

(IF YOU DO NOT CHECK THIS BOX YOU WILL RECEIVE THE STOCK CONSIDERATION FOR ANY PORTION OF THE 8 5/8% SENIOR SUBORDINATED NOTES NOT EXCHANGED FOR THE CASH CONSIDERATION AS A RESULT OF PRORATION.)
--------------------------------------------------------------------------------

                     BOXES BELOW TO BE CHECKED AS APPLICABLE

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if 8 5/8% Senior Subordinated Notes not tendered or exchanged or the Exchange Consideration is to be issued in the name of someone other than the registered holder of the 8 5/8% Senior Subordinated Notes whose name(s) appear(s) below.

[ ]  Exchange Consideration to:

[ ]  8 5/8% Senior Subordinated Notes to:


Name

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     (ZIP CODE)

Telephone Number (   )

--------------------------------------------------------------------------------
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                               (SEE INSTRUCTION 9)

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)
To be completed ONLY if 8 5/8% Senior Subordinated Notes not tendered or exchanged or the Exchange Consideration are to be delivered to someone other than the registered holder of the 8 5/8% Senior Subordinated Notes whose name(s) appear(s) below or to the registered holder at an address other than that shown below.

[ ]  Exchange Consideration to:

[ ]  8 5/8% Senior Subordinated Notes to:

     Name
Name

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     (ZIP CODE)

Telephone Number (   )

--------------------------------------------------------------------------------
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                               (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED 8 5/8% SENIOR SUBORDINATED NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)____________________________________________

     Window Ticket Number (if any)______________________________________________

     Date of Execution of Notice of Guaranteed Delivery_________________________

     Name of Institution which Guaranteed Delivery______________________________

     If delivered by book-entry transfer, complete the following:

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________
-------------------------------------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offers, as described in the Offering Circular and this Letter of Transmittal, I hereby tender to Revlon (A) the aggregate principal amount of 8 1/8% Senior Notes, described above in the box titled "Description of 8 1/8% Senior Notes Tendered," in exchange for (i) 400 shares of Revlon Class A common stock or (ii) $830 in cash per each $1,000 principal amount of 8 1/8% Senior Notes tendered for exchange, (B) the aggregate principal amount of 9% Senior Notes, described above in the box titled "Description of 9% Senior Notes Tendered," in exchange for (i) 400 shares of Revlon Class A common stock or (ii) $800 in cash per each $1,000 principal amount of 9% Senior Notes tendered for exchange and (C) the aggregate principal amount of 8 5/8% Senior Subordinated Notes, described above in the box titled "Description of 8 5/8% Senior Subordinated Notes," in exchange for (i) 300 shares of Revlon Class A common stock or (ii) $620 in cash per each $1,000 principal amount of 8 5/8% Senior Subordinated Notes tendered for exchange.

     I understand that Revlon will not issue fractional shares of Revlon Class A common stock in the Exchange Offers. I agree that instead of receiving a fractional share of Revlon Class A common stock, each Noteholder who would otherwise be entitled to a fractional share will receive a number of whole shares determined by rounding down to the nearest whole number. I understand that Revlon will pay accrued and unpaid interest on the Exchange Notes, payable at my option, in cash or additional shares of Revlon Class A common stock up to, but not including the date of consummation of the Exchange Offers and if I elect to receive such interest payment in additional shares of Revlon Class A common stock, I will receive shares of Revlon Class A common stock at a set ratio of 400 shares of Revlon Class A common stock per $1,000 of accrued interest with respect to the amount of outstanding Exchange Notes that I tender, regardless of the series of Exchange Notes that I exchange. I further understand, that if I elect to receive payment for accrued and unpaid interest in additional shares of Revlon Class A common stock, Revlon will not issue fractional shares of Revlon Class A common stock and no cash will be paid in lieu thereof.

     I understand that unless I validly elect to receive either the Stock Consideration or the Cash Consideration in exchange for my Exchange Notes, I shall be deemed to have elected to receive the Stock Consideration. I further understand that if I fail to elect to receive accrued and unpaid interest due on the Exchange Notes in cash or additional shares of Revlon Class A common stock, I shall be deemed to have elected to receive the payment of accrued and unpaid interest in shares of Revlon Class A common stock. If I elect to receive the Cash Consideration and the proration occurs, I understand that I will automatically receive Revlon Class A common stock for any Exchange Notes that do not receive the Cash Consideration, unless I elect, through the book-entry transfer procedures or this Letter of Transmittal, to have such Exchange Notes returned to me.

     I also understand that each of the 8 1/8% Senior Notes Exchange Offer, the 9% Senior Notes Exchange Offer and the 8 5/8% Senior Subordinated Notes Exchange Offer is independent of the other Exchange Offers and that none of the Exchange Offers are conditioned upon the exchange of a minimum aggregate principal amount of Exchange Notes. I agree that Revlon reserves the right to extend or terminate any of the Exchange Offers, in its sole and absolute discretion, which may be for any or no reason, and to otherwise amend any of the Exchange Offers in any respect. I understand that these Exchange Offers are open to all Noteholders and are subject to customary conditions. I agree that, subject to applicable securities laws and the terms and conditions set forth in the Offering Circular, Revlon reserves the right to waive any and all conditions to the Exchange Offers.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Exchange Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the applicable Exchange Offer -- including, if the applicable Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- I hereby sell, assign and transfer to, or upon the order of, Revlon all right, title and interest in and to the Exchange Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the exchange agent as my agent and attorney-in-fact -- with full knowledge that the exchange agent is also acting as the agent of Revlon in connection with the Exchange Offers -- with respect to the tendered Exchange Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest to (1) deliver certificates representing the tendered Exchange Notes to Revlon together with all accompanying evidences of transfer and authenticity to, or upon the order of, Revlon, upon receipt by the exchange agent, as my agent, of the Revlon
Class A common stock or cash, as applicable, to be issued in exchange for the tendered Exchange Notes, (2) present certificates representing the tendered Exchange Notes for transfer, and to transfer the tendered Exchange Notes on the books of Revlon, and (3) receive for the account of Revlon all benefits and otherwise exercise all rights of ownership of the tendered Exchange Notes, all in accordance with the terms and conditions of the Exchange Offers.

     I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Exchange Notes tendered by this Letter of Transmittal or through book-entry transfer and that, when the tendered Exchange Notes are accepted for exchange, Revlon will acquire good, marketable and unencumbered title to the tendered Exchange Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Exchange Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Revlon or the exchange agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Exchange Notes tendered by this Letter of Transmittal. I have read and I agree to all of the terms of the Exchange Offers.

RELEASE OF LEGAL CLAIMS BY TENDERING HOLDERS OF EXCHANGE NOTES

     I understand that by tendering my Exchange Notes in the Exchange Offers, effective upon payment to me in full of the consideration payable in the Exchange Offers, I will be deemed to have waived any and all rights with respect to the Exchange Notes tendered thereby (including, without limitation, any existing or past defaults by us, Revlon, the trustee under the indentures relating to the 8 1/8% Senior Notes, the 9% Senior Notes or the 8 5/8% Senior Subordinated Notes, as applicable, or any party acting on my behalf or at my instruction and their consequences in respect of such Exchange Notes), and released and discharged Revlon and Products Corporation, the trustee or any party acting on my behalf or at my instruction from any and all claims I may have, now or in the future, arising out of or related to the Exchange Notes tendered thereby, including, without limitation, any and all claims that I am entitled to receive additional principal or interest payments with respect to the Exchange Notes tendered thereby (other than as expressly provided in the Offering Circular and in this Letter of Transmittal) or to participate in any redemption of the Exchange Notes tendered thereby.

     The name(s) and address(es) of the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Exchange Notes -- of the Exchange Notes tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Exchange Notes. The certificate number(s) and the Exchange Notes that I wish to tender are indicated in the appropriate boxes above.

     Unless I have otherwise indicated by completing the box titled "Special Issuance Instructions" above, I hereby direct that the Exchange Consideration be issued in the name(s) of the undersigned or, in the case of a book entry transfer of Exchange Notes, that the Exchange Consideration be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box titled "Special Delivery Instructions," I hereby direct that the Exchange Consideration be delivered to the address shown below my signature.

     If I have tendered any Exchange Notes that are not exchanged in the Exchange Offers for any reason, unless I have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that Exchange Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Revlon's expense, promptly following the expiration or termination of the applicable Exchange Offer.

     I understand that if I decide to tender Exchange Notes, and Revlon accepts the Exchange Notes for exchange, this will constitute a binding agreement between Revlon and me, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. Subject to applicable securities laws and the terms and conditions of the Offering Circular, I also understand that this tender is irrevocable.

     I also recognize that, under certain circumstances described in the section of the Offering Circular titled "The Exchange Offers -- Conditions to the Completion of the Exchange Offers," or for any or no reason, Revlon may not be required to accept for exchange any Exchange Notes tendered by this Letter of Transmittal.

     All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns.

--------------------------------------------------------------------------------
                                   SIGN HERE

                         (SEE INSTRUCTIONS 2, 5 AND 6)

                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

     (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)


     THIS LETTER OF TRANSMITTAL MUST BE SIGNED BY (1) THE REGISTERED HOLDER(S) -- WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF THE EXCHANGE NOTES -- EXACTLY AS THE NAME(S) OF THE REGISTERED HOLDER(S) APPEAR(S) ON THE CERTIFICATE(S) FOR THE EXCHANGE NOTES TENDERED OR ON THE REGISTER OF NOTEHOLDERS MAINTAINED BY REVLON, OR (2) ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED WITH THIS LETTER OF TRANSMITTAL -- INCLUDING ANY OPINIONS OF COUNSEL, CERTIFICATIONS AND OTHER INFORMATION AS MAY BE REQUIRED BY REVLON FOR THE EXCHANGE NOTES TO COMPLY WITH THE RESTRICTIONS ON TRANSFER, IF ANY, APPLICABLE TO THE EXCHANGE NOTES. IF THE SIGNATURE BELOW IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY IN FACT, OFFICER OF A CORPORATION OR ANOTHER ACTING IN A SIMILAR FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE SIGNER'S FULL TITLE. SEE INSTRUCTION 5.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                   SIGNATURE(S) OF HOLDER(S) OF EXCHANGE NOTES


                         Dated: _________________, 2004


Name(s):________________________________________________________________________


________________________________________________________________________________
                                 (PLEASE PRINT)


Capacity:_______________________________________________________________________



Address:________________________________________________________________________
                                                                      (ZIP CODE)

Tax Identification or
Social Security No. ____________________________________________________________
                              (SEE INSTRUCTION 9)


Area Code and Telephone No._____________________________________________________

                             SIGNATURE(S) GUARANTEED
                        (SEE INSTRUCTION 2, IF REQUIRED)

Eligible Guarantor Institution__________________________________________________




Official Signature______________________________________________________________


                         Dated: _________________, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PAYOR'S NAME: U.S. BANK NATIONAL ASSOCIATION
--------------------------------------------------------------------------------------------------------
SUBSTITUTE           PART 1 -- PLEASE PROVIDE YOUR      TIN
FORM W--9            TAXPAYER IDENTIFICATION NUMBER        _________________________
                     ("TIN") IN THE BOX AT RIGHT AND       SOCIAL SECURITY NUMBER OR
                     CERTIFY THAT IT IS CORRECT BY
                     SIGNING AND DATING BELOW.             _________________________
                                                            EMPLOYER IDENTIFICATION
                                                                    NUMBER
                     -----------------------------------------------------------------------------------
 DEPARTMENT OF THE   PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING UNDER
 TREASURY INTERNAL   THE PROVISIONS OF SECTION 3406(A) (1) OF THE INTERNAL REVENUE CODE BECAUSE
 REVENUE SERVICE     EITHER (1) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, (2) YOU HAVE NOT BEEN
                     NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE
                     TO REPORT ALL INTEREST OR DIVIDENDS OR (3) THE INTERNAL REVENUE SERVICE HAS
                     NOTIFIED  YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING AND YOU
                     ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN). [ ]
                     -----------------------------------------------------------------------------------
 PAYOR'S REQUEST     CERTIFICATION -- UNDER THE         PART 3
 FOR TAXPAYER        PENALTIES OF PERJURY, I CERTIFY    AWAITING TIN [ ]
 IDENTIFICATION      THAT THE INFORMATION PROVIDED      (YOU MUST COMPLETE THE
 NUMBER              ON THIS FORM IS TRUE, CORRECT      "CERTIFICATE AWAITING TAXPAYER
                     AND COMPLETE.                      IDENTIFICATION NUMBER")

                     SIGNATURE__________________________


                     DATE_______________________, 2004
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of the exchange, 28% of all reportable payments made to me thereafter will be subject to backup withholding until I provide a number.

     Signature _________________________________  Date_______________, 2001
--------------------------------------------------------------------------------


CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS.

       THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

       PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       INSTRUCTIONS FOR LETTER OF TRANSMITTAL FOR TENDERING EXCHANGE NOTES

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS


1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     You should also complete and deliver this Letter of Transmittal to the exchange agent even if you are a registered holder of Exchange Notes -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Exchange Notes -- and you tender your Exchange Notes by book-entry transfer to the exchange agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the exchange agent instead of an Agent's Message. Unless you comply with the procedures for Guaranteed Delivery described below, the exchange agent must receive the following documents at one of the addresses listed above prior to the expiration of your Exchange Offer either: (1) Book-Entry Confirmation of transfer of the Exchange Notes into the exchange agent's account at the Depository Trust Company, or (2)(a) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or in the case of Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (b) all other documents required by this Letter of Transmittal. Exchange Notes tendered in the Exchange Offers must be in a minimum principal amount of $1,000.

     If you are a holder of the Exchange Notes and wish to tender your Exchange Notes, but (1) the certificates representing your Exchange Notes are not immediately available, (2) time will not permit the certificates or other required documents to reach the exchange agent before the expiration of your Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed before the expiration of your Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below);
(2) prior to the expiration of your Exchange Offer, the exchange agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth (i) your name and address, (ii) the amount of Exchange Notes you are tendering, (iii) the form of consideration you wish to receive in exchange for your tendered Exchange Notes and the accrued interest, if any, paid thereon,
(iv) if applicable, stating that you desire to have returned to you any portion of the Exchange Notes for which you elected to receive the Cash Consideration in the event that you do not receive the Cash Consideration for such Exchange Notes as a result of proration (rather than receiving Revlon Class A Common Stock for such Exchange Notes) and (v) stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the exchange agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered Exchange Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Exchange Notes into the exchange agent's account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THE LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR DOCUMENTS BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. PLEASE SEND LETTERS OF TRANSMITTAL OR OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT AT THE ADDRESS LISTED ABOVE. PLEASE DO NOT SEND THESE DOCUMENTS TO REVLON.

     Revlon will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

2.   GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required if:

     (a) this Letter of Transmittal is signed by the registered holder -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Exchange Notes -- of Exchange Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box titled "Special Issuance Instructions" or the box titled "Special Delivery Instructions" above, or

     (b) the Exchange Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

     In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

     o   Banks (as defined in Section 3(a) of the Federal Deposit Insurance
         Act);

     o Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

     o   Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
         Act);

     o National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

     o Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

3.   INADEQUATE SPACE.

     If the space provided in the box titled "Description of 8 1/8% Senior Notes Tendered," in the box titled "Description of 9% Senior Notes Tendered" or in the box titled "Description of 8 5/8% Senior Subordinated Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Exchange Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.   PARTIAL TENDERS; IRREVOCABILITY OF TENDERS

     Tenders of Exchange Notes must be in a minimum principal amount of $1,000. If you are tendering less than all of the Exchange Notes evidenced by any certificate you are submitting, please fill in the principal amount of Exchange Notes which are to be tendered in column 3 ("Principal Amount Tendered") of the box titled "Description of 8 1/8% Senior Notes Tendered," of the box titled "Description of 9% Senior Notes Tendered" or of the box titled "Description of 8 5/8% Senior Subordinated Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the Exchange Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Exchange Notes, promptly after the expiration of your Exchange Offer. All Exchange Notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

     Subject to applicable securities laws, tenders of Exchange Notes in the Exchange Offers are irrevocable and cannot be withdrawn.

5.   SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Exchange Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Exchange Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Exchange Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered Noteholders.

     When this Letter of Transmittal is signed by the registered holder(s) of the Exchange Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless the Exchange Consideration is to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

     If a person or persons other than the registered holder(s) of Exchange Notes signs the Letter of Transmittal, certificates representing the Exchange Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates representing the Exchange Notes and also must be accompanied by any opinions of counsel, certifications and other information as Revlon may require in accordance with the restrictions on transfer, if any, applicable to the Exchange Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates representing Exchange Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

6.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     If the Exchange Consideration is to be issued in the name of a person other than the signer of this Letter of Transmittal, or if the Exchange Consideration is to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates representing Exchange Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

7.   IRREGULARITIES.

     All questions as to the validity, form, eligibility -- including time of receipt -- and acceptance of Exchange Notes tendered for exchange will be determined by Revlon in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Exchange Notes improperly tendered or to not accept any Exchange Notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offers as to any Exchange Notes either before or after the expiration of the applicable Exchange Offer -- including the right to waive the ineligibility of any Noteholder who seeks to tender Exchange Notes in the Noteholder's applicable Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offers as to any particular Exchange Notes either before or after the expiration of the applicable Exchange Offer -- including the terms and conditions of the Letter of Transmittal and the accompanying instructions -- will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Exchange Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the exchange agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Exchange Notes for exchange, nor will we have any liability for failure to give such notification.

8.   QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the U.S. Bank National Association, the exchange agent, at the address and telephone number listed on the front of this Letter of Transmittal or to D.F. King & Co., Inc., the information agent, at the address and telephone numbers set forth in the Offering Circular. Additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the exchange agent, the information agent, or from your broker, dealer, commercial bank, trust company or other nominee.

9.   BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

     Under U.S. federal income tax law, a Noteholder whose tendered Exchange Notes are accepted for exchange is required to provide the exchange agent with the Noteholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the exchange agent is not provided with the correct TIN, the Internal Revenue Service may subject the Noteholder or other payee to a $50 penalty. In addition, cash payments, if any, to such Noteholders or other payees with respect to Exchange Notes exchanged in the Exchange Offers may be subject to 28% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Noteholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Noteholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the exchange agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the exchange agent. The exchange agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Noteholder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Noteholder and no further amounts will be retained or withheld from payments made to the Noteholder thereafter. If, however, the Noteholder has not provided the exchange agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The Noteholder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Exchange Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Exchange Notes. If the Exchange Notes are registered in more than one name or are not in the name of the actual Noteholder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Noteholders -- including, among others, corporations, financial institutions and certain foreign persons -- may not be subject to these backup withholding and reporting requirements. These Noteholders should nevertheless complete the Substitute Form W-9 above, and check the box in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. Certain foreign persons may qualify as exempt recipients by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Noteholder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Noteholders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.  WAIVER OF CONDITIONS.

     Revlon's obligation to complete the Exchange Offers is subject to the conditions described in the section of the Offering Circular titled "The Exchange Offers -- Conditions to the Completion of the Exchange Offers." These conditions are for Revlon's benefit only and it may assert them regardless of the circumstances giving rise to any condition. Revlon may also waive any condition in whole or in part at any time in its sole discretion. Revlon's failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that it may assert at any time.

11.  NO CONDITIONAL TENDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering Noteholders, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Exchange Notes for exchange.

12.  TRANSFER TAXES.

     You will not be obligated to pay any transfer taxes in connection with the tender of Exchange Notes in your Exchange Offer unless you instruct us to register shares of Revlon Class A common stock in the name of, or request that Exchange Notes not tendered or not accepted in your Exchange Offer be returned to, a person other than the registered tendering Noteholder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no Exchange Consideration will be issued until such evidence is received by the Exchange Agent.

     IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS SHOULD BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF YOUR EXCHANGE OFFER.